FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT AND OMNIBUS RELEASE
THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT AND OMNIBUS RELEASE (this “Amendment”) dated as of December 1, 2018, by and among CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, and the Affiliates of DIVERSICARE HEALTHCARE SERVICES, INC. identified on the signature pages as “Borrower” (individually and collectively, “Borrower”).
WHEREAS, Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Second Amended and Restated Term Loan and Security Agreement dated as of February 26, 2016 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement as amended by this Amendment);
WHEREAS, pursuant to that certain Asset Purchase Agreement dated October 30, 2018 (as amended, restated, supplemented or otherwise modified from time to time up to the date hereof, the “Purchase Agreement”), DIVERSICARE OF FULTON, LLC, a Delaware limited liability company (“Fulton OpCo”), DIVERSICARE FULTON PROPERTY, LLC, a Delaware limited liability company (“Fulton PropCo”), DIVERSICARE CLINTON, LLC, a Delaware limited liability company (“Clinton OpCo”), DIVERSICARE CLINTON PROPERTY, LLC, a Delaware limited liability company (“Clinton PropCo”), DIVERSICARE OF GLASGOW, LLC, a Delaware limited liability company (“Glasgow OpCo”) and DIVERSICARE GLASGOW PROPERTY, LLC, a Delaware limited liability company (“Glasgow PropCo” and, together with Fulton OpCo, Fulton PropCo, Clinton OpCo, Clinton PropCo and Glasgow OpCo, collectively, the “Released Borrower”) have agreed to sell the Facilities located at 1004 Holiday Lane, Fulton, Kentucky 42041 (known as Diversicare of Fulton) (the “Fulton Facility”), 106 Padgett Drive, Clinton, Kentucky 42031 (known as Diversicare of Clinton Place) (the “Clinton Facility”) and 300 Westwood Street, Glasgow, Kentucky 42141 (known as Diversicare of Glasgow) (the “Glasgow Facility”) (collectively, the “Facility Sale”), and concurrent with the Facility Sale, Borrower will make a prepayment of (i) the Acquisition Loans in an amount equal to $2,100,000 of the Net Proceeds from the Facility Sale (the “Fourth Amendment Sale Acquisition Loans Prepayment”) and (ii) the Term Loan in an amount equal to $11,100,000 of the Net Proceeds from the Facility Sale (the “Fourth Amendment Sale Term Loan Prepayment”); for purposes of this Amendment, the term “Net Proceeds” means the gross sales proceeds payable to the Released Borrower pursuant to the terms and conditions of the Purchase Agreement, less the Released Borrower’s transaction expenses and other closing costs, holdbacks required under the Purchase Agreement and all other amounts payable by the Released Borrower pursuant to the Purchase Agreement and the transactions contemplated thereby;
WHEREAS, Borrower has requested that the Released Borrower be removed as a party to the Loan Agreement and the Financing Agreements to which it is a party and Administrative Agent release all Liens in favor of Administrative Agent, for the benefit of the Lenders, in the assets and property of the Released Borrower and Administrative Agent and the Lenders have agreed to such removal and release, in each case as provided in, and subject to the terms and conditions of, this Agreement; and
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 4 below, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    The definition of “Acquisition Loan Availability” in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety as follows:
““Acquisition Loan Availability” means the Maximum Acquisition Loan Facility minus the Acquisition Loan Outstandings minus the Acquisition Loan Reserve.”
(b)    The following additional definition is hereby added to Section 1.1 of the Loan Agreement in alphabetical order:
““Acquisition Loan Reserve” means a reserve in an amount established by Administrative Agent from time to time in the Administrative Agent’s reasonable discretion. As of December 1, 2018, the amount of the Acquisition Loan Reserve is $2,100,000.
2.    Release. Subject to the terms and conditions contained herein and notwithstanding anything contained in the Financing Agreements to the contrary:
(a)    From and after the date hereof, (i) each Released Borrower is released as a Borrower under the Loan Agreement and Subsidiary under the applicable Pledge Agreement and all references to “Borrower” in the Loan Agreement or any of the Financing Agreements to which it is a party or “Subsidiary” under the applicable Pledge Agreement are amended to remove such

Released Borrower from therewith, and (ii) all Liens in favor of Administrative Agent, for the benefit of the Lenders, on the assets and property of each Released Borrower are released.
(b)    All obligations of the Released Borrower (other than contingent indemnification obligations), in its capacity as a Borrower, created by the Financing Agreements, or in its capacity as a Subsidiary, created under the applicable Pledge Agreement, are hereby released without any further action by any party hereto.
(c)    On or promptly after the date hereof, Administrative Agent will file or record such Uniform Commercial Code termination or amendment statements necessary to terminate, release or amend, as applicable, any Uniform Commercial Code financing statements to the extent necessary or desirable to evidence the termination of the liens set forth in Sections 2(a) and (b) herein.
(d)    Notwithstanding the foregoing Sections 2(a), (b) and (c) herein, for the avoidance of doubt, each Released Borrower shall only be released as a “Subsidiary” under the applicable Pledge Agreement as security for the Liabilities under the Loan Agreement and the Financing Agreement. Each Released Borrower shall remain a “Subsidiary” under the applicable Pledge Agreement as security for the Affiliate Revolving Loan Liabilities under the Affiliate Revolving Loan Financing Agreements.
3.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment and the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith).
4.    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    Each of the representations and warranties of each Borrower contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more duly authorized officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
5.    Conditions Precedent to Effectiveness of this Amendment. The amendments contained in Sections 1 and the release contained in Section 2 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 4 hereof, which are made as of the date hereof, are true and correct;
(b)    receipt by Administrative Agent of duly executed signature pages to this Amendment from Borrower and Lenders;
(c)    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(d)    receipt by Administrative Agent of a duly executed Reaffirmation of Pledge Agreements in the form attached hereto;

(e)    receipt by Administrative Agent of the fully-executed Purchase Agreement, certified by a duly authorized officer of the Borrower as being true, correct and complete;
(i)    receipt by Administrative Agent of funds in an amount equal to the Fourth Amendment Sale Acquisition Loans Prepayment, which funds shall be applied on the date hereof to repay the Acquisition Loans in accordance with the terms and conditions of this Amendment and the Loan Agreement (including being subject to Section 12.9 of the Loan Agreement);
(ii)    receipt by Administrative Agent of funds in an amount equal to the Fourth Amendment Sale Term Loan Prepayment, which funds shall be applied on the date hereof to repay the Term Loan in accordance with the terms and conditions of this Amendment and the Loan Agreement (including being subject to Section 12.9 of the Loan Agreement); and
(f)    receipt by Administrative Agent of such other certificates, schedules, exhibits, documents, opinions, affidavits, instruments, reaffirmations, amendments, or consents Administrative Agent may reasonably require, if any.
1.    Reaffirmation; References to Loan Agreement; Additional Agreements and Covenants; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith); or (y) to prejudice any right or remedy which Administrative Agent or the Lenders may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
2.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent and Lenders and each of Administrative Agent’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the amendment in Section 1 and the release in Section 2 hereof would not have been agreed to by Administrative Agent and Lenders).
3.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
4.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
5.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
6.    Severability; Etc. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
8.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment or any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith.

9.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
10.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment to Second Amended and Restated Term Loan and Security Agreement and Omnibus Release as of the day and year first above written.

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

BORROWER:
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE YORKTOWN, LLC

By:	Diversicare Leasing Corp., its sole member
	By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: President and Chief Executive Officer
DIVERSICARE OF CHANUTE, LLC
DIVERSICARE OF COUNCIL GROVE, LLC
DIVERSICARE OF HAYSVILLE, LLC
DIVERSICARE OF SEDGWICK, LLC
DIVERSICARE OF HUTCHINSON, LLC
DIVERSICARE OF LARNED, LLC
By:	Diversicare Kansas, LLC, its sole member
	By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: President and Chief Executive Officer

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

DIVERSICARE PROPERTY CO., LLC

By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: President and Chief Executive Officer

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE SELMA PROPERTY, LLC
By:	Diversicare Property Co., LLC, its sole member
By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: President and Chief Executive Officer

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

DIVERSICARE OF SELMA, LLC
By:	Diversicare Holding Company, LLC, its sole member
	By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: President and Chief Executive Officer

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

RELEASED BORROWER:
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC
By: Diversicare Property Co., LLC, its sole member
By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: President and Chief Executive Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE CLINTON, LLC
By:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	President and Chief Executive Officer

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC. By: /s/James R. McKnight, Jr. Name: James R. McKnight, Jr. Its: President and Chief Executive Officer

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

ADMINISTRATIVE AGENT:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company, in its capacity as administrative agent

By:/s/Adam D. Panos________________________
Name: Adam D. Panos
Its: Managing Director

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

LENDER:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company

By:/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

LENDER:

BOKF, NA D/B/A BANK OF OKLAHOMA

By: /s/Ky Chaffin___________________________
Name: Ky Chaffin
Its: Senior Vice President

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

LENDER:

CIT BANK, N.A.

By: /s/Tom Gatsios__________________________
Name: Tom Gatsios
Its: Vice President

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

LENDER:
OPUS BANK, a California commercial bank
By:	/s/Randy Boba
Name: Randy Boba
Its: SVP, Healthcare Banking

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

LENDER:
FRANKLIN SYNERGY BANK
By:	/s/Lisa Fletcher
Name: Lisa Fletcher
Its: Senior Vice President

Signature Page to Fourth Amendment to
Second Amended and Restated Term Loan and Security Agreement and Omnibus Release

REAFFIRMATION OF SECOND AMENDED AND RESTATED GUARANTY

Dated as of December 1, 2018
The undersigned (“Guarantor”) hereby (i) confirms and agrees with CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation, in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Second Amended and Restated Guaranty dated as of February 26, 2016 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Second Amended and Restated Term Loan and Security Agreement dated as of February 26, 2016, as amended prior to the date hereof and as further amended by the foregoing Fourth Amendment to Second Amended and Restated Term Loan and Security Agreement and Omnibus Release (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Reaffirmation of Second Amended and Restated Guaranty on and as of the date above.

DIVERSICARE HEALTHCARE SERVICES, INC. (F/K/A ADVOCAT INC.)

By:/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:    President and Chief Executive Officer

Signature Page to Reaffirmation of Second Amended and Restated Guaranty

REAFFIRMATION OF PLEDGE AGREEMENTS

Dated as of December 1, 2018
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, respectively and as applicable hereby (a) confirms and agrees with CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation, in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”), that (i) Second Amended and Restated Pledge Agreement by and between Diversicare Management Services Co. and Administrative Agent dated as of February 26, 2016, (ii) Second Amended and Restated Pledge Agreement by and between Advocat Finance, Inc. and Administrative Agent dated as of February 26, 2016, (iii) Second Amended and Restated Pledge Agreement by and between Diversicare Leasing Corp. and Administrative Agent dated as of February 26, 2016, (iv) Second Amended and Restated Pledge Agreement by and between Senior Care Florida Leasing Corp. and Administrative Agent dated as of February 26, 2016, (v) Amended and Restated Pledge Agreement by and between Diversicare Leasing Company II, LLC and Administrative Agent dated as of February 26, 2016, (vi) Amended and Restated Pledge Agreement by and between Diversicare Kansas, LLC and Administrative Agent dated as of February 26, 2016, (vii) Second Amended and Restated Pledge Agreement by and between Diversicare Healthcare Services, Inc. (f/k/a Advocat Inc.) and Administrative Agent dated as of February 26, 2016, (viii) Pledge Agreement by and between Diversicare Leasing Company III, LLC and Administrative Agent dated as of October 1, 2016 and effective as of October 3, 2016, (ix) Amended and Restated Pledge Agreement by and between Diversicare Property Co., LLC and Administrative Agent dated as of February 26, 2016 and (x) Amended and Restated Pledge Agreement by and between Diversicare Holding Company, LLC and Administrative Agent dated as of February 26, 2016 (the foregoing, as the same may be amended, restated, supplemented or otherwise modified from time to time, individually, “Pledge Agreement” and, collectively, “Pledge Agreements”), each remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Second Amended and Restated Term Loan and Security Agreement dated as of February 26, 2016 by and among those certain affiliates of Diversicare Healthcare Services, Inc. that are signatories thereto as borrowers, Administrative Agent and the Lenders, as the same has been amended prior to the date hereof and as amended by the foregoing Fourth Amendment to Second Amended and Restated Term Loan and Security Agreement and Omnibus Release dated of even date herewith (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment, and all of the undersigned’s respective liabilities and obligations under and pursuant to the respective Pledge Agreement, as modified by the Amendment (if and as applicable), are and shall be valid and enforceable and shall not be impaired or limited in any way by the execution, delivery or effectiveness of the Amendment; (b) represents and warrants to Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that each of the undersigned’s representations and warranties contained in the Pledge Agreement are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date, each of the undersigned has the full right, authority and power to enter into this Reaffirmation and this Reaffirmation constitutes the legal, valid and binding obligation of each of the undersigned, enforceable against each of the undersigned in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity; (c) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Pledge Agreement; and (d) agrees that neither such ratification and confirmation, nor the solicitation of such ratification and confirmation by Administrative Agent and Lenders, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Pledge Agreements. Each of the undersigned acknowledges and agrees that it has received and reviewed a fully-executed copy of the Amendment and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. Illinois law shall govern the construction, interpretation and enforcement of this instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Reaffirmation of Pledge Agreements on and as of the date above.
DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:    President and Chief Executive Officer

ADVOCAT FINANCE INC., a Delaware corporation

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:    President and Chief Executive Officer

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company

By: Diversicare Leasing Corp., its sole member

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE LEASING COMPANY II, LLC, a Delaware limited liability company

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

Signature Page to Reaffirmation of Pledge Agreements

DIVERSICARE KANSAS, LLC, a Delaware limited liability company

By:    DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE LEASING COMPANY III, LLC,
a Delaware limited liability company

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE HEALTHCARE SERVICES, INC., a Delaware corporation

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE PROPERTY CO., LLC,
a Delaware limited liability company

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE HOLDING COMPANY, LLC, a Delaware limited liability company

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

Signature Page to Reaffirmation of Pledge Agreements